EARNINGS PER SHARE DATA	12 Months Ended
Oct. 28, 2012
EARNINGS PER SHARE DATA
EARNINGS PER SHARE DATA

NOTE C

EARNINGS PER SHARE DATA

The reported net earnings attributable to the Company were used when computing basic and diluted earnings per share for all years presented. A reconciliation of the shares used in the computation is as follows:

(in thousands)	2012	2011	2010
Basic weighted-average shares outstanding	263,466	266,394	266,732
Dilutive potential common shares	5,425	5,521	3,966
Diluted weighted-average shares outstanding	268,891	271,915	270,698

For fiscal years 2012, 2011, and 2010, a total of 2.2 million, 0.7 million, and 3.6 million weighted-average outstanding stock options, respectively, were not included in the computation of dilutive potential common shares since their inclusion would have had an antidilutive effect on earnings per share.